UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2004

                                K2 DIGITAL, INC.

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             (Exact name of registrant as specified in its chapter)

         Delaware                     1-11873                 13-3886065
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(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)                File Number)            Identification No.)

     c/o Law Offices of Thomas G. Amon
     500 Fifth Avenue, Suite 1650, New York, NY                    10110

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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (212) 810-2430

                                 Not Applicable

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          (Former name or former address, if changed since last report)


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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 27, 2005, the Registrant signed a letter of intent with Alternative Construction Company, Inc. ("ACC") a Florida corporation, whereby ACC will acquire approximately 1,320,000 shares of K2 common stock or preferred shares convertible into common stock at a purchase price of $150,000. K2, its wholly-owned subsidiary K2 Acquisition Corp. ("Merger Sub") and ACC intend to enter into a merger agreement whereby Merger Sub will merge with and into ACC. In connection with the merger, the shareholders of ACC will acquire a controlling interest in K2. ACC's designees will be appointed as directors of K2 and the Board and shareholders will approve a reverse split of K2 shares such that the current shareholders of K2 will own a minimum of $500,000 in value of K2 shares.

ACC is a leader in the production of patented, galvanized-steel interlocking structural insulated panels that are used in both the residential and commercial construction industry. The company's panel systems are used as an alternative to conventional materials such as lumber and bricks and are at the forefront of "green" building technology. The company also manufactures patented in-house safe rooms used for the protection of loved ones and valuables in the event of weather disasters or home intrusions. The company contends its' panels are superior to frame and block construction materials due to: superior strength and load characteristics, superior wind ratings, superior R-factor and insulation labor costs, reduced construction labor costs, speed and ease of construction and, additionally, its' resistance capabilities to fire, moisture, mold and insects.

Following completion of the purchase and sale of shares, the parties anticipate closing the transaction during K2's third fiscal quarter. The transaction is subject to the normal conditions for closing.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       K2 DIGITAL, INC.
                                          (Registrant)

Date: June 28, 2005
                                       By:  /s/ Gary Brown
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                                       Name:  Gary Brown
                                       Title: President
                                              Principal Financial and Accounting
                                              Officer